UNITY BANCORP INC

9/30/19

NASDAQ: UNTY

Forward-Looking Statements

This presentation may contain forward-looking statements with respect to Unity Bancorp's financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions which are intended to identify forward-looking statements.

Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation's control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2018 which has been filed with Securities and Exchange Commission and are available in the Investor Relations section of the Corporation's website (www.unitybank.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Company Snapshot

- Founded September 16, 1991
- Headquartered in Clinton, New Jersey
- Approximately $1.7 billion in assets and $1.3 billion in deposits
- Unity Bank provides financial services to retail, corporate and small business customers through its 19 retail service offices located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.

Financial Summary 9/30/19

Balance Sheets (000s)	
Total Assets	1,664,308
Total Loans	1,368,474
Total Deposits	1,273,362
Total Equity	154,884
Loans/Deposits (%)	107.47%
Capital & Asset Quality (%)	
Equity/Assets	9.31%
NPAs/Assets (1)	0.44%
Profitability (%)	
ROAA	1.54%
ROACE	16.02%
NIM	3.97%
Efficiency Ratio (2)(3)	52.25%

(1) NPAs = nonaccrual loans + OREO
(2) These measures are not measures recognized under GAAP and are therefore considered to be non-GAAP financial measures.
(3) Efficiency ratio is total non-interest expense divided by the sum of net interest income and total non-interest income (excluding securities gains/(losses)).

Unity Bank is a wholly owned subsidiary of Unity Bancorp.

Unity Bank Branch Locations

Unity Branch Locations	
1	Forks Township, PA
2	Phillipsburg, NJ
3	Washington, NJ
4	Clinton, NJ
5	Flemington, NJ
6	Whitehouse, NJ
7	Somerset, NJ
8	North Plainfield, NJ
9	Middlesex, NJ
10	Highland Park, NJ
11	Edison, NJ
12	South Plainfield, NJ
13	Scotch Plains, NJ
14	Union, NJ
15	Linden, NJ
16	Somerville, NJ
17	Emerson, NJ
18	Ramsey, NJ
19	Bethlehem, PA


Northampton
Warren
Hunterdon
Somerset
Middlesex
Union
Bergen
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19

New Jersey Overview

Geography

- Located in the heart of the U.S. Northeast Corridor
  - Gives companies access to one of the most concentrated and affluent consumer markets in the world
  - Gives businesses access to the world's trade, financial and regulatory centers, including NY and Washington D.C.
- Land area is approximately 7,355 sq. miles
- Population per sq. mile is 1,195.5

Economy

- Driven by the major industries: farming, chemicals, pharmaceuticals, petroleum-based products, insurance, and tourism

Population

- Population estimate of 8.9 million people
- Median household income is over $76 thousand per year ~ $14 thousand more than the national median in household income
- 3.2% unemployment rate


Canada
966km
805km
644km
483km
322km
161km
600mi
500mi
400mi
300mi
200mi
100mi
MONTREAL
OTTAWA
BURLINGTON
PORTLAND
TORONTO
SYRACUSE
MANCHESTER
BOSTON
ALBANY
PROVIDENCE
ROCHESTER
BUFFALO
HARTFORD
LANSING
DETROIT
ANN ARBOR
NEW YORK CITY
CLEVELAND
TRENTON
PITTSBURGH
PHILADELPHIA
New Jersey
COLUMBUS
BALTIMORE
DAYTON
WASHINGTON DC
CINCINNATI
CHARLESTON
RICHMOND
LOUISVILLE
NORFOLK
GREENSBORO
RALEIGH
KNOXVILLE
CHARLOTTE
GREENVILLE
COLUMBIA

Scarcity Value of Community Banks in New Jersey

- Unity Bank is one of 22 community banks in New Jersey having less than $3.0 billion in assets
  - Unity bank has been deeply rooted in the communities we serve.
  - Our success is based on the personal relationships we have with our customers and employees.
  - Our culture is driven by our four commandments:



1 Treat all employees and customers with dignity and respect
2 Provide the highest level of service to our customers
3 Maintain financial stability
4 Always do the right thing

Institution	Number of Branches	Total Assets	Total Deposits
Valley National Bancorp	217	33,765,539	24,773,929
Investors Bancorp Inc	147	26,725,163	17,644,471
Peapack-Gladstone Financial	20	4,925,409	4,095,655
Northfield Bancorp Inc.	40	4,808,311	3,300,191
BCB Bancorp Inc.	30	2,825,499	2,208,222
First Bank	18	2,047,373	1,443,497
SB One Bancorp	18	1,934,259	1,476,488
Unity Bancorp Inc.	**19**	**1,664,308**	**1,264,353**
Bank of Princeton	21	1,379,598	1,150,423
1st Constitution Bancorp	21	1,342,565	1,021,834
Two River Bncp	14	1,146,994	972,592
First Commerce Bank	9	1,004,131	847,624
Bancorp of New Jersey Inc.	9	961,684	762,001
Magyar Bancorp Inc. (MHC)	7	630,328	520,039
1st Colonial Bancorp	2	545,277	486,814
Cornerstone Financial Corp.	6	255,292	233,300

Executive Management Team






	James A. Hughes, CPA President/ Chief Executive Officer	Alan J. Bedner, Jr., CPA Chief Financial Officer	John J. Kauchak Chief Operating Officer	Janice Bolomey Director of Sales/ Chief Administrative Officer
Unity Bank Experience	Joined in 2000	Joined in 2001	Joined in 1996	Joined in 2001
Banking Experience	31 years	22 years	46 years	31 years
Previous Experience	Summit Bancorp, KPMG L.L.P.	Summit Bancorp	Resolution Trust Corporation	

Engaged Board of Directors

- David Dallas, Chairman of the Board, and Robert Dallas, Board Member, both founding members of the Bank
- Average tenure of Board Members is 15 years
- Diverse experience including financial industry, medical professionals, university professional and business ownership
- Director and Executive Officer ownership 30%

Recent Financial Performance

Historical Growth

(dollars in millions)



Total Assets
CAGR 11.3%
$1,084.9
$1,189.9
$1,455.5
$1,579.2
$1,664.3
1,800.0
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
2015
2016
2017
2018
9/30/2019



Total Loans
CAGR 11.4%
$889.0
$973.4
$1,170.7
$1,304.6
$1,368.5
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
2015
2016
2017
2018
9/30/2019



Total Deposits
CAGR 9.2%
$894.5
$945.7
$1,043.1
$1,207.7
$1,273.4
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
2015
2016
2017
2018
9/30/2019



Total Equity
CAGR 18.5%
$78.5
$106.3
$118.1
$138.5
$154.9
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
2015
2016
2017
2018
9/30/2019

Efficiency & Performance


Efficiency
16.00%
12.00%
8.00%
4.00%
0.00%
80.00%
60.00%
40.00%
20.00%
0.00%
Avg. equity/Avg. Assets
Efficiency Ratio
64.41%
56.51%
55.57%
53.07%
52.25%
7.42%
7.59%
8.85%
8.96%
9.61%
2015
2016
2017
2018
9/30/2019
Average equity to average assets
Efficiency Ratio


Performance
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
3.00%
2.40%
1.80%
1.20%
0.60%
0.00%
ROACE
ROAA
12.92%
15.37%
11.47%
17.10%
16.02%
0.96%
1.17%
1.12%
1.53%
1.54%
2015
2016
2017
2018
9/30/2019
ROACE
ROAA

Loan Mix

(dollars in millions)



$1,500.00
$1,250.00
$1,000.00
$750.00
$500.00
$250.00
$-
CAGR 11.4%
$ 888.9
$ 77.1
$ 52.5
$ 264.5
$ 494.8
$ 973.4
$ 91.5
$ 57.3
$ 289.1
$ 535.5
$ 1,170.7
$ 109.9
$ 66.8
$ 365.1
$ 628.9
$ 1,304.6
$ 123.9
$ 50.5
$ 436.1
$ 694.1
$ 1,368.5
$ 138.8
$ 49.4
$ 457.0
$ 723.3
2015
2016
2017
2018
9/30/2019
Commercial Loans
Mortgage Loans
SBA Loans
Consumer Loans

Loan Composition - Regulatory Classification



Comm & Industr 5.5%
Other 0.1%
Consumer 0.1%
Non Owner Occ. CRE 17.9%
Owner Occ. CRE 26.2%
Constr & Land Dev 9.7%
1-4 Family 40.5%

Regulatory Loan Composition (in $000s)

	Balance
Non Owner Occ. CRE	$ 245,563
1-4 Family	554,811
Constr & Land Dev	133,072
Owner Occ. CRE	357,952
Comm & Industr	75,452
Other	763
Farm	84
Consumer	777
Total Loans	$ 1,368,474

Loan Composition

(dollars in thousands)

	12/31/2015		12/31/2016		12/31/2017		12/31/2018		9/30/2019	
Loan Composition	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**
Non Owner Occ. CRE	$ 162,031	18.2%	$ 176,459	18.1%	$ 198,552	17.0%	$ 211,137	16.2%	$ 245,563	17.9%
1-4 Family	325,088	36.6%	360,565	37.0%	446,428	38.1%	523,997	40.2%	554,811	40.5%
Constr & Land Dev	71,062	8.0%	65,344	6.7%	99,075	8.5%	135,059	10.4%	133,072	9.7%
Owner Occ. CRE	295,187	33.2%	330,850	34.0%	359,109	30.7%	357,578	27.4%	357,952	26.2%
Comm & Industr	33,411	3.8%	38,130	3.9%	65,429	5.6%	75,221	5.8%	75,452	5.5%
Consumer	917	0.1%	1,072	0.1%	794	0.1%	781	0.1%	777	0.1%
Farm	-	0.0%	90	0.0%	117	0.0%	77	0.0%	84	0.0%
Other	1,262	0.1%	904	0.1%	1,169	0.1%	716	0.1%	763	0.1%
Total Loans	$ 888,958	100.0%	$ 973,414	100.0%	$ 1,170,673	100.0%	$ 1,304,566	100.0%	$ 1,368,474	100.0%

Mortgage Loan Originations

(dollars in millions)



$250.00
$200.00
$150.00
$100.00
$50.00
$-
$180.9
$192.3
$221.6
$224.7
$176.4
$69.1
$75.5
$68.6
$71.0
$60.5
$111.8
$116.9
$153.0
$153.7
$115.9
2015
2016
2017
2018
9/30/2019
Purchases
Refinances

Asset Quality


Nonperforming Assets to Total Assets
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.82%
0.70%
0.23%
0.44%
0.44%
2015
2016
2017
2018
9/30/2019


Net Charge-Offs to Average Loans
0.20%
0.16%
0.12%
0.08%
0.04%
0.00%
0.04%
0.15%
0.06%
0.01%
0.11%
2015
2016
2017
2018
9/30/2019


Allowance for Loan Losses to Total Loans
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
1.44%
1.29%
1.16%
1.19%
1.17%
2015
2016
2017
2018
9/30/2019


Nonperforming Loans to Total Loans
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.82%
0.74%
0.26%
0.53%
0.41%
2015
2016
2017
2018
9/30/2019

Deposit Trend

(dollars in millions)


$1,400.00
$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$-
CAGR 9.2%
$ 894.5
$ 945.7
$ 1,043.1
$ 1,207.7
$ 1,273.4
$ 185.3
$ 216.0
$ 256.1
$ 270.2
$ 279.2
$ 277.2
$ 220.6
$ 225.5
$ 357.0
$ 420.1
$ 432.1
$ 509.1
$ 561.5
$ 580.5
$ 574.1
2015
2016
2017
2018
9/30/2019
Noninterest-bearing demand deposits
Total time deposits
Interest-bearing DDA & SAV deposits


Deposit Composition
Money Market 1.7%
Jumbo CDs 6.1%
Transactional Accts 34.3%
Retail CDs 26.8%
Other Savings 31.0%

Summary Income Statement and Profitability

(dollars in millions)

	9/30/2018 YTD	9/30/2019 YTD
Net Interest Income	$ 39.6	$ 42.8
Provision for Loan Losses	1.6	1.6
Noninterest Income	7.1	7.1
Noninterest Expense	25.2	26.0
Provision for Income Taxes	3.8	4.8
Net Income	$ 16.1	$ 17.5
Diluted Earnings Per Share	$ 1.48	$ 1.59
Return on Average Assets	1.52 %	1.54 %
Return on Average Equity	17.14	16.02
Net Interest Margin	3.95	3.97

Net Interest Income & Net Interest Margin

(dollars in millions)



$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.63%
3.58%
3.83%
3.97%
3.95%
3.97%
$34.0
$38.3
$45.8
$53.8
$39.6
$42.8
2015
2016
2017
2018
9/30/2018
9/30/2019
Net Interest Income
Net Interest Margin



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.81%
4.83%
4.93%
5.16%
5.11%
5.41%
3.39%
2.52%
2.92%
2.45%
3.14%
3.12%
3.11%
3.20%
2.04%
1.89%
1.86%
2.12%
0.71%
0.82%
0.86%
1.23%
1.16%
1.61%
2015
2016
2017
2018
9/30/2018
9/30/2019
Loan Yield
Securities Yield (FTE)
Cost of Int. Bearing Dep.
Cost of Funds

Interest Rate Sensitivity

Net Interest Income Sensitivity Profile							
Interest Rate Scenario	**-400**	**-300**	**-200**	**Base**	**+200**	**+300**	**+400**
Net Interest Income Change - Next 12 Months	-5.0%	-5.0%	-4.8%	0.0%	3.4%	4.7%	5.5%

Economic Value Sensitivity Profile							
Interest Rate Scenario	**-400**	**-300**	**-200**	**Base**	**+200**	**+300**	**+400**
EVE Change	-5.7%	-5.7%	-3.9%	0.0%	-0.2%	-1.7%	-3.1%

Core Noninterest Income

(dollars in millions)



Noninterest Income (excludes gains [losses] on securities)
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
19.00%
17.00%
15.00%
13.00%
11.00%
9.00%
7.00%
5.00%
3.00%
1.00%
-1.00%
16.69%
17.79%
15.16% *
14.70%
15.18%
13.86%
$7.7
$8.4
$8.2
$9.2
$7.1
$6.9
2015
2016
2017
2018
9/30/2018
9/30/2019
Noninterest Income
Noninterest Income/Revenue

* (Non-GAAP) 2016 noninterest income to revenue ratio excludes an extraordinary gain on repurchase of subordinated debentures.

On a GAAP basis, 2016 noninterest income (excluding gains [losses] on securities) was $10.6 million and noninterest income to revenue ratio was 22.60%.

Noninterest Income

(dollars in thousands)

	9/30/2018	9/30/2019
Branch fee income	$ 1,107	$ 1,120
Service and loan fee income	1,441	1,533
Gain on sale of SBA loans held for sale, net	1,383	554
Gain on sale of mortgage loans, net	1,442	1,525
BOLI income	810	435
Net security (losses) gains	(6)	216
Other income	900	1,758
Total noninterest income	$ 7,077	$ 7,141

Noninterest Expense

(dollars in millions)



$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
2.00%
0.00%
2.69%
2.44%
2.37%
2.34%
2.37%
2.28%
$26.9
$27.6
$30.0
$33.4
$25.2
$26.0
2015
2016
2017
2018
9/30/2018
9/30/2019
Noninterest Expense
Noninterest Expense/Average Assets

Noninterest Expense

(dollars in thousands)

	9/30/2018	9/30/2019
Compensation and benefits	$ 15,274	$ 15,384
Occupancy	2,057	1,997
Processing and communications	2,072	2,213
Furniture and equipment	1,732	2,086
Professional services	682	839
Loan collection & OREO (recoveries) expenses	(320)	9
Other loan expenses	137	202
Deposit insurance	593	301
Advertising	1,051	1,056
Director fees	502	499
Other expenses	1,373	1,409
Total noninterest expense	$ 25,153	$ 25,995

Profitability Progression



Diluted Earnings per Share
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$1.02
$1.38
$0.15
$1.23
$1.36
$0.16
$1.20
$2.01
$1.48
$1.59
2015
2016
2017
2018
9/30/2018
9/30/2019
Effect of nonrecurring gain on repurchase of subordinated debenture
Effect of Tax Cut and Jobs Act. 2017 Diluted Earning per Share would have been $1.36, net of the $1.7 million deferred tax asset adjustment.

Tangible Book Value Per Share

(Non-GAAP)


$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$7.44
$10.00
$0.40*
$9.60
$10.98
$12.71
$14.11
2015
2016
2017
2018
9/30/2019

*Capital Raise of $15 million at a weighted average price per share of $14.04; net increase of $14.4 million after expenses.

Market Price



$25.00
$20.00
$15.00
$10.00
$5.00
$-
$11.34
$15.70
$19.75
$20.76
$22.15
2015
2016
2017
2018
9/30/2019

Stock (UNTY) Ownership

Share Ownership by Type



Other 18.6%
Insider 28.1%
Institutional 53.3%

Additional Notes:

10,869,425 Outstanding Shares as of 11/12/2019

Insider ownership includes 1,711,019 shares (15.7%) held under Dallas Financial Holdings

2,137,939 shares (19.7%) held by top 3 institutions - Banc Funds Co, Endicott Mgmt, and Wellington Mgmt

Capital Ratios



Total Risk-Based Capital
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
2015
2016
2017
2018
9/30/2019



Tier 1 Risk-Based Capital
13.00%
12.00%
11.00%
10.00%
2015
2016
2017
2018
9/30/2019



Leverage
10.00%
9.00%
8.00%
7.00%
6.00%
2015
2016
2017
2018
9/30/2019

Compelling Investment Highlights

- ✓ Knowledgeable and experienced management team
- ✓ Attractive branch franchise
- ✓ Diversity of loan products
- ✓ Insider ownership
- ✓ Consolidation of NJ Community Banks


UNITY BANK
growing with you!

The previous slides contained data from the following sources:

- FDIC-Insured Commercial Banks:
  - Obtained from FDIC.gov Quarterly Banking Profile
- SNL
- Census.gov